UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  _____________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) March 19, 2004

                         HMG/COURTLAND PROPERTIES, INC.
                (Exact Name of Registrant as Specified in Charter





           Delaware                        1-7865                 59-1914299
 (State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


              1870 S. Bayshore Drive, Coconut Grove, Florida 33133
               (Address of Principal Executive Offices) (Zip Code)



                          (305) 854-6803 (Registrant's
                     Telephone Number, Including Area Code)


     -----------------------------------------------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure



On March 19, 2004, the Company's Board of Directors elected Clinton Stuntebeck as a director of the Company, to hold office until the next Annual Meeting of Shareholders. Mr. Stuntebeck is a retired partner in the law firm of Schnader Harrison Segal & Lewis, LLP, the Company's corporate counsel.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  March 19, 2004                  HMG/COURTLAND PROPERTIES, INC.



                                       By: /s/ Lawrence I. Rothstein
                                           ------------------------------------
                                           Lawrence I. Rothstein
                                           President  & Chief Financial Officer